SUMMARY PROSPECTUS OF

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MUTUAL OF AMERICA INVESTMENT CORPORATION
AGGRESSIVE ALLOCATION FUND

MAY 1, 2013

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-876-4908, by sending an e-mail request to mutualofamerica@merrillcorp.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated May 1, 2013, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks capital appreciation and, to a lesser extent, current income.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees & Expenses	0.37%
Total Annual Fund Operating Expenses	0.37%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$38	$120	$209	$477

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's most recently completed fiscal year, the Fund's portfolio turnover rate was 7.82% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in equity shares of other funds of the Investment Company ("IC Funds") and also in fixed income IC Funds.

•  The Fund's target allocation currently is approximately 75% of net assets in equity IC Funds and approximately 25% of net assets in fixed income IC Funds.

•  The Fund seeks to maintain approximately 45% of its net assets in the Equity Index Fund, approximately 20% in the Mid-Cap Equity Index Fund, approximately 5% in the Small Cap Growth Fund and approximately 5% in the Small Cap Value Fund.

•  The Fund seeks to maintain approximately 25% of its net assets in the Bond Fund.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•  General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•  Underlying Fund risk: A Fund's ability to achieve its investment objective will depend largely on the performance of the selected underlying funds. There can be no assurance that either the Fund or the underlying funds will achieve its investment objective. A Fund is subject to the same risks as the underlying funds in which it invests. The Fund generally invests 75% of its assets in equity IC Funds and 25% of its assets in fixed income IC Funds; therefore the Fund is primarily subject to equity risk. These risks include Market, Credit, Small-Cap, Mid-Cap and Stock risks, which are described in more detail in the "Principal Risks" section of the prospectus.

•  Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•  Credit risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when due; or investors may lose confidence in the ability of the borrower to pay back debt. Junk bonds and high-yield bonds, both categorized as non-investment-grade debt securities, tend to be less liquid than higher-rated securities and have a higher risk of default.

•  Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

•  Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades "over-the-counter", than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

•  Allocation Fund risk:

•  The value of your investment will go up or down depending on movements in the asset classes (stocks, bonds, money market instruments) in which the Fund invests.

•  Performance of some asset classes may offset performance of others, such as stocks and bonds.

•  Because the Allocation Fund holds both stocks and bonds, the Fund's performance may be lower than that of equity funds or fixed income funds as the performance of stocks and bonds fluctuate.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund's highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund's total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one and five years and the life of the Fund compare to those of a broad-based, unmanaged index for those periods. A fund's past performance does not necessarily indicate how it will perform in the future.

The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

The information in the average annual total returns table shows how the Fund's performance compares with the returns of two indices with similar investment objectives:

(1)  The S&P 500® and S&P 500® Index refer to the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500®.

(2)  The Barclays Capital U.S. Aggregate Index represents U.S, fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Second quarter 2009	14.03%
Worst	Fourth quarter 2008	(17.64)%

Average Annual Total Returns (for periods ended December 31, 2012)

Fund/Comparative Index(es)	Past One Year	Past Five Years	For Life of Fund
Aggressive Allocation Fund (commenced operations on May 20, 2003)	13.41%	4.15%	7.51%
S&P 500® Index	16.00%	1.66%	6.82%
Barclay's Capital Aggregate Bond Index	4.21%	5.95%	5.00%
(Indices reflect no deduction of any charges against the assets)

Investment Adviser. Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser for the Fund.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder's Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Fund, see the prospectus for your contract or policy.

AGGAF